Two World Trade Center, New York, New York 10048

TCW/DW TERM TRUST 2002
Letter to the Shareholders September 30, 2000

DEAR SHAREHOLDER:

For the 12 months ended September 30, 2000, the net asset value of TCW/DW Term Trust 2002 decreased from $9.92 to $9.91 per share. Based on this change, and including reinvestment of dividends totaling approximately $0.59 per share, the Trust's total rate of return for the period was 6.43 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange
(NYSE) remained unchanged at $9.375 per share. The Trust's total return, based on market value and including reinvestment of dividends, was 6.54 percent.


THE MARKET

The long-awaited evidence of slowing economic growth finally emerged in June, boosting returns in most sectors of the U.S. bond market. The bond market rallied for much of the summer on evidence of moderating economic growth and benign inflation reports. By August 24, the 30-year benchmark U.S. Treasury bond had fallen to 5.66 percent, its low to date for the year. But rising oil prices and a heavy new-issue calendar in the corporate sector soon caused yields in the intermediate to long end of the curve to move higher. By mid September, the yield on the 30-year Treasury had risen to 5.95 percent. However, declines in the stock market, along with a retreat in crude oil prices in the final trading sessions of September, boosted Treasury returns and brought yields on 10- and 30-year benchmark Treasuries back down to 5.80 percent and 5.88 percent, respectively, by quarter-end.

Changes in market expectations caused the yield curve to become less inverted over the summer. The yield on the 10-year Treasury bond fell below the yield on the 30-year for the first time since mid January. With further rate hikes by the Fed considered unlikely, investors sold long-term Treasuries and reinvested in higher-yielding securities at the short end of the curve and in the corporate sector. Long-term Treasuries also fell out of favor amid a growing consensus that the new administration will be less committed to eliminating Treasury debt than was the Clinton

TCW/DW TERM TRUST 2002
Letter to the Shareholders September 30, 2000, continued

administration. Diminished concern over a reduction in the supply of outstanding Treasury debt caused spreads on GNMAs to cheapen relative to FNMAs and FHLMCs, as the full faith and credit guarantee lost importance in the marketplace. Mortgage spreads to Treasuries tightened, resulting in substantial performance gains for the mortgage sector relative to other fixed-income areas.


THE PORTFOLIO

As of September 30, 2000, approximately 75 percent of the Trust's portfolio is invested in mortgage pass-through securities issued by U.S. government agencies or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that corresponded closely to the termination date of the Trust. An additional 15 percent was invested in inverse floating-rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. Approximately 8 percent was invested in AAA-rated municipal bonds and short-term investments. The remaining 2 percent was invested in cash and a U.S. agency debenture. At September 30, 2000, the Trust's degree of leverage (the ratio of debt to assets) was 14.5 percent of total portfolio assets.


LOOKING AHEAD

Oil prices have recently declined because of a release from the Strategic Petroleum Reserve; however, the outlook remains very precarious, due to recent turmoil in the Middle East. TCW Investment Management Company (TCW), the Fund's adviser, believes that any disruption in oil could adversely affect Europe far more than the U.S., further strengthening the dollar vis-a-vis the yen and the euro. Furthermore, the markets have become increasingly concerned about earnings prospects. With the Fed well aware of these potential risks, the possibility of a Fed rate hike seems remote. TCW believes that the outlook for mortgages is very favorable. According to TCW, this asset class has far less exposure to economic slowdowns than do the credit sectors due to U.S. government and agency guarantees. Other variables that affect mortgages on both a fundamental and a technical basis are highly positive. First, supply is decreasing as a result of a slowing housing market and an increase in consumer preference for adjustable as opposed to fixed-rate mortgage loans. Interest-rate volatility has also declined, because the Fed appears to be on hold for the time being. Furthermore, prepayments are relatively modest now and, more importantly, the mortgage index is trading at a discount to par, which means that every prepayment leads to an increase rather than a decrease in return. TCW anticipates that more money will flow into mortgage-backed securities this quarter as managers attempt to minimize credit risk and avoid the low Treasury yields. These factors all promote further tightening and performance gains.

TCW/DW TERM TRUST 2002
Letter to the Shareholders September 30, 2000, continued

The Trust's net asset value and NYSE market value will continue to fluctuate in response to changes in market conditions and interest rates. As stated in the Trust's original prospectus, the Trust's income and dividends are expected to decline over the term of the Trust and as the Trust approaches its termination date.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 1,392,879 shares of common stock at a weighted average market discount of 5.58 percent.

We appreciate your ongoing support of TCW/DW Term Trust 2002 and look forward to continuing to serve your investment needs.


Very truly yours,


/s/  C. Fiumefreddo                        /s/  Mitchell M. Merin
----------------------                     -------------------------
CHARLES A. FIUMEFREDDO                     MITCHELL M. MERIN
Chairman of the Board                      President

TCW/DW TERM TRUST 2002
Portfolio of Investments September 30, 2000


 PRINCIPAL
 AMOUNT IN                                                                                COUPON       MATURITY
 THOUSANDS                                                                                 RATE          DATE          VALUE
-----------                                                                           -------------   ---------- ----------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (101.2%)
             U.S. GOVERNMENT AGENCIES (61.1%)
 $    639    Federal Home Loan Mortgage Corp. 1389 SB ..............................   6.905+%        10/15/07    $     614,196
   30,000    Federal Home Loan Mortgage Corp. 1465 G (PAC) .........................   7.00           12/15/07       30,021,621
   15,600    Federal Home Loan Mortgage Corp. 1481 H (PAC) .........................   6.875          08/15/21       15,480,711
    1,504    Federal Home Loan Mortgage Corp. 1519 J ...............................  10.546+         05/15/08        1,517,189
   13,100    Federal Home Loan Mortgage Corp. 1542 HA (PAC)++ ......................   6.00           10/15/20       12,931,618
   16,447    Federal Home Loan Mortgage Corp. 1606 SC ..............................   5.441+         11/15/08       15,043,600
    3,224    Federal Home Loan Mortgage Corp. 1609 LG (PAC) ........................   2.979+         11/15/23        2,648,482
    6,971    Federal Home Loan Mortgage Corp. 1611 QB (PAC) ........................   5.468+         11/15/23        6,958,337
   18,300    Federal Home Loan Mortgage Corp. 1633 B++ .............................   6.50           09/15/23       17,747,871
   18,500    Federal Home Loan Mortgage Corp. 1638 K (PAC)++ .......................   6.50           03/15/23       18,088,212
   54,658    Federal Home Loan Mortgage Corp. 2143 CH (PAC) ........................   6.00           02/15/19       53,654,497
    9,489    Federal Home Loan Mortgage Corp. 2085 PA (PAC)++ ......................   6.00           07/15/17        9,362,187
       37    Federal National Mortgage Assoc. 1992-138 O ...........................   7.50           07/25/22           36,874
    1,300    Federal National Mortgage Assoc. 1992-150 SV (PAC) ....................   9.923+         05/25/21        1,310,577
    7,260    Federal National Mortgage Assoc. 1992-208 C (TAC)++ ...................   7.50           10/25/07        7,255,320
    8,333    Federal National Mortgage Assoc. 1993-139 SP (PAC) ....................   4.227+         12/25/21        7,479,951
       73    Federal National Mortgage Assoc. 1993-141 A ...........................   7.00           12/25/22           71,732
    9,843    Federal National Mortgage Assoc. 1993-179 SV ..........................   0.00+          10/25/21        7,761,982
   18,193    Federal National Mortgage Assoc. 1993-190 S ...........................   4.165+         10/25/08       16,111,724
    1,392    Federal National Mortgage Assoc. 1993-190 SB (PAC) ....................   2.535+         10/25/08        1,359,553
    5,814    Federal National Mortgage Assoc. 1993-238 SA ..........................   5.655+         07/25/08        5,167,193
                                                                                                                  -------------
             TOTAL U.S. GOVERNMENT AGENCIES (Cost $239,541,063) .............................................       230,623,427
                                                                                                                  -------------
             PRIVATE ISSUES (40.1%)
    9,022    Bear Sterns Mortgage Securities, Inc. 1993-10 A7 (PAC) ................   7.20           07/25/24        8,840,211
   10,666    Citicorp Mortgage Securities, Inc. 1992-20 A5 .........................   7.50           12/25/07       10,612,463
   19,574    CMC Securities Corp. III 1994-A9 (PAC) ................................   6.75           03/25/24       18,777,593
   11,232    CountryWide Funding Corp. 1994-4 A12 ..................................   6.95           04/25/24       10,556,966
   21,117    CountryWide Mortgage-Backed Securities, Inc. 1993-B A6 (PAC) ..........   6.75           11/25/23       19,434,592
   36,452    General Electric Capital Mortgage Services, Inc. 1994-6 A9 ............   6.50           09/25/22       34,555,102
   13,170    Prudential Home Mortgage Securities 1993-2 A7 .........................   7.00           02/25/08       12,844,149
   20,000    Prudential Home Mortgage Securities 1993-60 A3 (PAC) ..................   6.75           12/25/23       19,343,822
   16,836    Residential Funding Mortgage Securities I 1993-S40 A8 (TAC) ...........   6.75           11/25/23       16,325,257
                                                                                                                  -------------
             TOTAL PRIVATE ISSUES (Cost $155,899,640)........................................................       151,290,155
                                                                                                                  -------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $395,440,703) ..................................       381,913,582
                                                                                                                  -------------
             U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (4.5%)
   14,958    Federal National Mortgage Assoc. ARM ..................................   6.844          04/01/30       15,011,733
    1,961    Government National Mortgage Assoc. II ARM ............................   7.375          06/20/25        1,976,645
                                                                                                                  -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
             (Cost $16,916,395) .............................................................................        16,988,378
                                                                                                                  -------------

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
Portfolio of Investments September 30, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                     COUPON       MATURITY
 THOUSANDS                                                                      RATE          DATE          VALUE
-----------                                                                  ----------   ----------- ----------------
             TAX-EXEMPT MUNICIPAL BONDS (9.6%)
             Industrial Development Revenue (3.5%)
             Metropolitan Pier & Exposition Authority, Illinois,
 $  6,610     McCormick Place (Ambac) .....................................  0.00%        06/15/02     $   6,099,773
    7,400     McCormick Place (Ambac) .....................................  0.00         12/15/02         6,670,434
                                                                                                       -------------
                                                                                                          12,770,207
                                                                                                       -------------
             Other Revenue (2.4%)
   10,400    Texas, 1992 Refg Ser C (FGIC) ................................  0.00         04/01/03         9,239,152
                                                                                                       -------------
             Tax Allocation Revenue (3.7%)
   33,140    Johnson County, Kansas, (Ambac) ..............................  0.00         06/01/12        14,008,278
                                                                                                       -------------
             TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $35,477,577) .................................        36,017,637
                                                                                                       -------------
             SHORT-TERM INVESTMENT (1.1%)
             REPURCHASE AGREEMENT
    4,334    The Bank of New York (dated 09/29/00; proceeds $4,335,805) (a)
              (Cost $4,333,548) ...........................................  6.25         10/02/00         4,333,548
                                                                                                       -------------
             TOTAL INVESTMENTS (Cost $452,168,223) (b) ................................   116.4 %        439,253,145
             LIABILITIES IN EXCESS OF OTHER ASSETS ....................................   (16.4)         (61,980,618)
                                                                                          -----        -------------
             NET ASSETS ...............................................................   100.0 %      $ 377,272,527
                                                                                          =====        =============

---------------
ARM     Adjustable rate mortgage.
PAC     Planned Amortization Class.
TAC     Targeted Amortization Class.
 + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
 ++ All of these securities are pledged in connection with reverse repurchase agreements.
(a)     Collateralized by $4,317,242 Federal Home Loan Mortgage Corp.
        6.875% due 01/15/05 valued at $4,420,223.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,391,091 and the aggregate gross unrealized depreciation is $14,306,169, resulting in net unrealized depreciation of $12,915,078.


Bond Insurance:
---------------
    Ambac   Ambac Assurance Corporation.
    FGIC    Financial Guaranty Insurance Company.




                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000

ASSETS:
Investments in securities, at value
  (cost $452,168,223)..................................................   $439,253,145
Interest receivable ...................................................      2,148,079
Prepaid expenses ......................................................         14,410
                                                                          ------------
   TOTAL ASSETS .......................................................    441,415,634
                                                                          ------------
LIABILITIES:
Reverse repurchase agreements .........................................     63,340,000
Payable for:
   Interest ...........................................................        301,463
   Management fee .....................................................        145,594
   Investment advisory fee ............................................         97,063
   Shares of beneficial interest repurchased ..........................         68,788
Payable to bank .......................................................         45,373
Accrued expenses and other payables ...................................        144,826
Contingencies (Note 8) ................................................              -
                                                                          ------------
   TOTAL LIABILITIES ..................................................     64,143,107
                                                                          ------------
   NET ASSETS .........................................................   $377,272,527
                                                                          ============
COMPOSITION OF NET ASSETS:
Paid-in-capital .......................................................   $364,570,131
Net unrealized depreciation ...........................................    (12,915,078)
Accumulated undistributed net investment income .......................     25,941,467
Accumulated net realized loss .........................................       (323,993)
                                                                          ------------
   NET ASSETS .........................................................   $377,272,527
                                                                          ============
NET ASSET VALUE PER SHARE,
 38,060,861 shares outstanding (unlimited shares authorized of $.01 par
 value) ...............................................................   $       9.91
                                                                          ============



                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
Financial Statements, continued


STATEMENT OF OPERATIONS
For the year ended September 30, 2000

NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $33,417,810
                                                  -----------
EXPENSES
Management fee ................................     1,480,111
Investment advisory fee .......................       986,741
Transfer agent fees and expenses ..............       107,019
Professional fees .............................        85,521
Shareholder reports and notices ...............        60,278
Insurance expenses ............................        37,906
Registration fees .............................        34,907
Custodian fees ................................        17,309
Trustees' fees and expenses ...................        10,774
Other .........................................        22,639
                                                  -----------
   TOTAL OPERATING EXPENSES ...................     2,843,205
Interest expense ..............................     7,816,185
                                                  -----------
   TOTAL EXPENSES .............................    10,659,390
                                                  -----------
   NET INVESTMENT INCOME ......................    22,758,420
                                                  -----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .............................      (323,993)
Net change in unrealized depreciation .........    (1,162,839)
                                                  -----------
   NET LOSS ...................................    (1,486,832)
                                                  -----------
NET INCREASE ..................................   $21,271,588
                                                  ===========



                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
Financial Statements, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR           FOR THE YEAR
                                                                  ENDED                 ENDED
                                                           SEPTEMBER 30, 2000     SEPTEMBER 30, 1999
                                                          --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................      $  22,758,420          $  28,927,874
Net realized gain (loss) ..............................           (323,993)                   241
Net change in unrealized depreciation .................         (1,162,839)           (31,563,650)
                                                             -------------          -------------
   NET INCREASE (DECREASE) ............................         21,271,588             (2,635,535)
                                                             -------------          -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................        (22,795,920)           (26,406,475)
Net realized gain .....................................                  -             (1,136,287)
                                                             -------------          -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..................        (22,795,920)           (27,542,762)
                                                             -------------          -------------
Decrease from transactions in shares of beneficial
  interest ............................................        (12,742,486)           (13,909,617)
                                                             -------------          -------------
   NET DECREASE .......................................        (14,266,818)           (44,087,914)
NET ASSETS:
Beginning of period ...................................        391,539,345            435,627,259
                                                             -------------          -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $25,941,467 and $25,978,967, respectively) .........      $ 377,272,527          $ 391,539,345
                                                             =============          =============



                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
Financial Statements, continued


STATEMENT OF CASH FLOWS
For year ended September 30, 2000


INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income ..................................................    $ 22,758,420
Adjustments to reconcile net investment income to net cash provided by operating activities:
Decrease in receivables and other assets related to operations .........      20,032,645
Decrease in payables related to operations .............................     (15,327,845)
Net amortization of discount ...........................................      (3,079,764)
                                                                            ------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES ...........................      24,383,456
                                                                            ------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments ...............................................     (17,441,332)
Principal prepayments/sales of investments .............................     122,929,392
Net sales of short-term investments ....................................      (4,286,037)
                                                                            ------------
   NET CASH PROVIDED BY INVESTING ACTIVITIES ...........................     101,202,023
                                                                            ------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased .............     (12,780,559)
Net payments for maturities of reverse repurchase agreements ...........     (90,009,000)
Dividends to shareholders from net investment income ...................     (22,795,920)
                                                                            ------------
   NET CASH USED FOR FINANCING ACTIVITIES ..............................    (125,585,479)
                                                                            ------------
NET INCREASE (DECREASE) IN CASH ........................................              -
CASH BALANCE AT BEGINNING OF PERIOD ....................................              -
                                                                            ------------
CASH BALANCE AT END OF PERIOD ..........................................    $         -
                                                                            ============
Cash paid during the period for interest ...............................    $  7,587,282
                                                                            ============



                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
Notes to Financial Statements September 30, 2000



1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2002 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on August 28, 1992 and commenced operations on November 30, 1992. The Trust will distribute substantially all of its net assets on or about December 31, 2002 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees;
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW TERM TRUST 2002
Notes to Financial Statements September 30, 2000, continued



D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent, these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. MANAGEMENT/INVESTMENT ADVISORY AGREEMENTS

Pursuant to a Management Agreement, the Trust pays Morgan Stanley Dean Witter Services Company Inc. (the "Manager") a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.

Pursuant to an Investment Advisory Agreement the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2000 were as follows:




                                                                                   SALES/
                                                                 PURCHASES       PREPAYMENTS
                                                              --------------   --------------
U.S. Government Agencies ..................................    $15,162,077      $85,708,170
Private Issue Collateralized Mortgage Obligations .........      2,279,255        3,147,919
Municipal Bonds ...........................................              -       34,073,303

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 2000, the Trust had transfer agent fees and expenses payable of approximately $650.

TCW/DW TERM TRUST 2002
Notes to Financial Statements September 30, 2000, continued



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                CAPITAL
                                                                                                                PAID IN
                                                                                               PAR VALUE       EXCESS OF
                                                                                 SHARES        OF SHARES       PAR VALUE
                                                                            ---------------   -----------   ---------------
Balance, September 30, 1998 .............................................      40,884,140      $ 408,841     $ 390,813,393
Treasury shares purchased and retired (weighted average discount 5.79%)*       (1,430,400)       (14,304)      (13,895,313)
                                                                               ----------      ---------     -------------
Balance, September 30, 1999 .............................................      39,453,740        394,537       376,918,080
Treasury shares purchased and retired (weighted average discount 5.58%)*       (1,392,879)       (13,929)      (12,728,557)
                                                                               ----------      ---------     -------------
Balance, September 30, 2000 .............................................      38,060,861      $ 380,608     $ 364,189,523
                                                                               ==========      =========     =============

------------
* The Trustees have voted to retire the shares purchased.


5. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS


Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At September 30, 2000, securities valued at $65,385,208, were pledged as collateral.

At September 30, 2000, the reverse repurchase agreements outstanding were $63,340,000 with a interest rate of 6.59% maturing within 5 days. The maximum and average daily amounts outstanding during the period were $153,571,000 and $127,002,530, respectively. The weighted average interest rate during the period was 6.15%.


6. DIVIDENDS

The Trust declared the following dividends from net investment income:

     DECLARATION         AMOUNT PER          RECORD             PAYABLE
         DATE               SHARE             DATE                DATE
---------------------   ------------   -----------------   -----------------
 September 26, 2000     $ 0.04         October 6, 2000     October 20, 2000

TCW/DW TERM TRUST 2002
Notes to Financial Statements September 30, 2000, continued



7. FEDERAL INCOME TAX STATUS


Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $324,000 during fiscal 2000.

As of September 30, 2000, the Trust had temporary book/tax differences attributable to post-October losses.


8. LITIGATION

Four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against the two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgement on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiffs' motion to remand the action to state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on September 10, 1999. The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied January 27, 2000 and the litigation

TCW/DW TERM TRUST 2002
Notes to Financial Statements September 30, 2000, continued



remains pending. The Supreme Court of the State of New York dismissed the New York action with prejudice on April 25, 2000 and no appeal was filed. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2002
Financial Highlights



Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                             FOR THE YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------------------
                                                                2000         1999        1998           1997          1996
                                                            ------------- ----------- ------------- ------------- ----------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ......................   $  9.92      $ 10.66     $  9.89        $  9.18       $  9.13
                                                              -------      -------     -------        -------       -------
Income (loss) from investment operations:
 Net investment income ....................................      0.58         0.74        0.72           0.74          0.74
 Net realized and unrealized gain (loss) ..................     (0.02)       (0.81)       0.67           0.62         (0.17)
                                                              -------      -------    --------        -------       -------
Total income (loss) from investment operations ............      0.56        (0.07)       1.39           1.36          0.57
                                                              -------      -------    --------        -------       -------
Less dividends and distributions from:
 Net investment income ....................................     (0.59)       (0.66)      (0.66)         (0.68)        (0.58)
 Net realized gain ........................................         -        (0.03)          -          (0.02)        (0.01)
                                                              -------      -------    --------        -------       -------
Total dividends and distributions .........................     (0.59)       (0.69)      (0.66)         (0.70)        (0.59)
                                                              -------      -------    --------        -------       -------
Anti-dilutive effect of acquiring treasury shares .........      0.02         0.02        0.04           0.05          0.07
                                                              -------      -------    --------        -------       -------
Net asset value, end of period ............................   $  9.91      $  9.92     $ 10.66        $  9.89       $  9.18
                                                              =======      =======    ========        =======       =======
Market value, end of period ...............................   $ 9.375      $ 9.375    $  9.875        $ 9.125       $ 8.125
                                                              =======      =======    ========        =======       =======
TOTAL RETURN+ .............................................      6.54%        1.90%      16.04%         21.81%        12.77%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ........................................      0.75%        0.77%       0.78%          0.78%         0.79%
Interest expense ..........................................      2.06%        1.27%       1.79%          2.19%         1.93%
Net expenses ..............................................      2.81%        2.04%       2.57%          2.97%         2.72%
Net investment income .....................................      6.00%        7.08%       6.81%          7.51%         7.85%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...................  $377,273     $391,539    $435,627       $429,328      $423,095
Portfolio turnover rate ...................................         4%          17%          -++            -             7%

-------------
 + Total return is based upon the current market value on the last day of each period reported.
   Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total return does not reflect brokerage commissions.
++ Less than 0.5%.

                       See Notes to Financial Statements

TCW/DW TERM TRUST 2002
Independent Auditors' Report



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF TCW/DW TERM TRUST 2002:

We have audited the accompanying statement of assets and liabilities of TCW/DW Term Trust 2002 (the "Trust"), including the portfolio of investments, as of September 30, 2000, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1999 and the financial highlights for each of the respective periods ended September 30, 1999 were audited by other independent accountants whose report, dated November 9, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW/DW Term Trust 2002 as of September 30, 2000, the results of its operations, the changes in its net assets and its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 8, 2000


--------------------------------------------------------------------------------
                      2000 FEDERAL TAX NOTICE (unaudited)

      Of the Trust's ordinary income dividends paid during the fiscal year ended September 30, 2000, 3.37% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.
--------------------------------------------------------------------------------

TCW/DW TERM TRUST 2002
Change in Independent Accountants



On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

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

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


TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two Wrold Financial Center
New York, New York 10281


MANAGER

Morgan Stanley Dean Witter Services Company Inc.
Two World Trade Center
New York, New York 10048


ADVISER

TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017




TCW/DW

TERM TRUST
2002



[GRAPHIC OMITTED]


ANNUAL REPORT
September 30, 2000